Execution Version

FIRST AMENDMENT
FIRST AMENDMENT dated as of April 30, 2015 (this “Amendment”), to the Five-Year Credit Agreement, dated as of September 20, 2012 (the “Credit Agreement”), among Coca-Cola Enterprises, Inc., a Delaware corporation (the “Borrower”), Citibank, N.A. as administrative agent, Deutsche Bank Securities Inc. (“DBSI”) as syndication agent, Credit Suisse Securities (USA) LLC (“CS Securities”) as documentation agent, Citigroup Global Markets, Inc. (“CGMI”), DBSI and CS Securities, as joint book-running managers and joint lead arrangers, and the Lenders thereunder.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and
WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
SECTION 2.    Amendment of the Credit Agreement. Effective on the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	by adding to Section 1.01 thereof, the following definitions in the appropriate alphabetical order:
“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following without duplication and to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) total depreciation and amortization expense, (iv) non-cash charges or expenses relating to the refinancing or redemption of Indebtedness in such period, (v) non-cash charges or expenses relating to the impairment of property, plant and equipment, investments, goodwill or other intangible assets in such period, (vi) non-recurring non-cash charges in connection with acquisitions, dispositions and discontinued operations, and cash and non-cash restructuring charges, (vii) non-cash charges or expenses related to stock option awards or other equity compensation and (viii) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, minus (b) to the extent included in calculating such Consolidated Net Income, (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period, (ii) all non-cash items increasing Consolidated Net Income for such period and (iii) the interest income of the Borrower and its Subsidiaries for such period; provided that, for purposes of calculating EBITDA for any period, any notional gains or losses on commodity hedges not been settled during such period shall be disregarded.
“Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money and interest rate swaps (including capitalized or amoritized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP minus interest income of the Borrower and its Subsidiaries for such period.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period.
“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.

(b)	by deleting from Section 1.01 thereof, the definitions of “Cash” and “Total Capital” in their entirety.

(c)	by deleting the entire provision of Section 5.02(b) thereof and replacing it with the following provision:
“Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 3.00 to 1.00.”
SECTION 3.    Representations and Warranties.

(a)
To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to such other parties that, on and as of the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)
The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Section 4.01 (except the representations set forth in subsection (e) and in subsection (f) thereof (other than clause (ii) thereof)) of the Credit Agreement shall be true in all material respects on and as of the Amendment Effective Date, except to the extent they expressly relate to an earlier date in which case they shall be true in all material respects as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

SECTION 4.    Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)	The Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

(b)	The Borrower shall have paid all other amounts due and payable under Section 6 of this Amendment, to the extent invoiced.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 5.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights or remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as amended hereby.
SECTION 6.    Costs and Expenses. The Borrower agrees to reimburse each of the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.    .
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COCA-COLA ENTERPRISES, INC.,
by
/s/ Joyce King-Lavinder
Name: Joyce King-Lavinder
Title: Vice President and Treasurer

CITIBANK, N.A., as a Lender and as Administrative Agent,
by
/s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

To approve this Amendment:

Institution: BANK OF AMERICA, N.A.,
by
/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

To approve this Amendment:

Institution: BARCLAYS BANK PLC,
by
/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

To approve this Amendment:

Institution: BNP PARIBAS,
by
/s/ Mike Shryock
Name: Mike Shryock
Title: Managing Director

For any Lender requiring a second signature line:

by
/s/ Emma Petersen
Name: Emma Petersen
Title: Vice President

To approve this Amendment:

Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
/s/ Franziska Schoch
Name: Franziska Schoch
Title: Authorized Signatory

To approve this Amendment:

Institution: DEUTSCHE BANK AG NEW YORK BRANCH,
by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

For any Lender requiring a second signature line:

by
/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

To approve this Amendment:

Institution: HSBC BANK USA, NATIONAL ASSOCIATION,
by
/s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

To approve this Amendment:

Institution: MIZUHO BANK, LTD,
by
/s/ David Lim
Name: David Lim
Title: Authorized Signatory

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